                                   EXHIBIT F

                      FORM OF DISTRIBUTION DATE STATEMENT

ABN AMRO                                  MORTGAGE CAPITAL FUNDING, INC.                    Statement Date:
LaSalle National Bank                   SALOMON BROTHERS REALTY CORP. AND                   Payment Date:
                                 CITICORP REAL ESTATE, INC., AS MORTGAGE LOAN SELLERS        Prior Payment:       NA
Administrator:                       AMRESCO SERVICES, L.P., AS MASTER SERVICER             Record Date:    12/31/98
 Jack Lally (800) 246-5761                       SERIES 1998-MC3
 135 S. LaSalle Street  Suite 1625          ABN AMRO ACCT: 99-9999-99-9                     WAC:
 Chicago, IL  60603                                                                         WAMM:

=====================================================================================================================
                                                 Number Of Pages
                                                 ---------------

          Table of Contents
          REMIC Certificate Report
          Other Related Information
          Asset Backed Facts Sheets
          Delinquency Loan Detail
          Mortgage Loan Characteristics
          Loan Level Listing

          TOTAL PAGES INCLUDED IN THIS PACKAGE

          Specially Serviced Loan Detail          Appendix A
          Modified Loan Detail                    Appendix B
          Realized Loan Detail                    Appendix C

       ==================================================================
       INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES

             La Salle Web Site                 www.lnbabs.com

             LaSalle Bulletin Board             (714) 282-3990
             LaSalle ASAP Fax System            (312) 904-2200

             ASAP #:
             Monthly Data File Name:
       ==================================================================

====================================================================================================================

ABN AMRO                                  MORTGAGE CAPITAL FUNDING, INC.                    Statement Date:
LaSalle National Bank                   SALOMON BROTHERS REALTY CORP. AND                   Payment Date:
                                 CITICORP REAL ESTATE, INC., AS MORTGAGE LOAN SELLERS       Prior Payment:        NA
Administrator:                       AMRESCO SERVICES, L.P., AS MASTER SERVICER             Record Date:    12/31/98
 Jack Lally (800) 246-5761                       SERIES 1998-MC3
 135 S. LaSalle Street  Suite 1625          ABN AMRO ACCT: 99-9999-99-9                     WAC:
 Chicago, IL  60603                                                                         WAMM:

====================================================================================================================================
            ORIGINAL        OPENING      PRINCIPAL      PRINCIPAL     NEGATIVE     CLOSING     INTEREST    INTEREST    PASS-THROUGH
  CLASS   FACE VALUE (1)    BALANCE       PAYMENT      ADJ. OR LOSS  AMORTIZATION  BALANCE     PAYMENT    ADJUSTMENT     RATE (2)
  CUSIP    PER $1,000     PER $1,000     PER $1,000     PER $1,000    PER $1,000  PER $1,000  PER $1,000  PER $1,000  NEXT RATE (3)
-----------------------------------------------------------------------------------------------------------------------------------














































                 0.00            0.00          0.00           0.00         0.00        0.00        0.00        0.00
===================================================================================================================================
                                                                                 TOTAL P&I PAYMENT             0.00
===================================================================================================================================

Notes: (1) N denotes notional balance not included in total
       (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual
       (3) Estimated

ABN AMRO                                  MORTGAGE CAPITAL FUNDING, INC.                    Statement Date: 01/19/99
LaSalle National Bank                   SALOMON BROTHERS REALTY CORP. AND                   Payment Date:   01/19/99
                                 CITICORP REAL ESTATE, INC., AS MORTGAGE LOAN SELLERS       Prior Payment:        NA
Administrator:                       AMRESCO SERVICES, L.P., AS MASTER SERVICER             Record Date:    12/31/98
 Jack Lally (800) 246-5761                       SERIES 1998-MC3
 135 S. LaSalle Street  Suite 1625          ABN AMRO ACCT: 99-9999-99-9
 Chicago, IL  60603
                                             OTHER RELATED INFORMATION

===================================================================================================================================








































===================================================================================================================================

ABN AMRO                                  MORTGAGE CAPITAL FUNDING, INC.                    Statement Date:
LaSalle National Bank                   SALOMON BROTHERS REALTY CORP. AND                   Payment Date:
                                 CITICORP REAL ESTATE, INC., AS MORTGAGE LOAN SELLERS       Prior Payment:        NA
Administrator:                       AMRESCO SERVICES, L.P., AS MASTER SERVICER             Record Date:    12/31/98
 Jack Lally (800) 246-5761                       SERIES 1998-MC3
 135 S. LaSalle Street  Suite 1625          ABN AMRO ACCT: 99-9999-99-9
 Chicago, IL  60603

====================================================================================================
Distribution     Delinq. 1 Month     Delinq. 2 Months     Delinq. 3 Months    Foreclosure/Bankruptcy
   Date          #       Balance     #       Balance      #       Balance         #      Balance
-------------   -----------------   ------------------   ------------------   ----------------------
                   0         0          0         0        0           0         0              0
               0.00%     0.00%      0.00%     0.00%    0.00%       0.00%     0.00%          0.00%



















====================================================================================================

============================================================================================
        REO                 Modifications           Prepayments           Curr Weighted Avg.
    #       Balance        #       Balance         #       Balance          Coupon   Remit
------------------------  -----------------     --------------------      ------------------
     0              0        0         0            0          0
 0.00%          0.00%    0.00%     0.00%        0.00%      0.00%

























============================================================================================

Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency
      Aging Category

ABN AMRO                                  MORTGAGE CAPITAL FUNDING, INC.                    Statement Date:
LaSalle National Bank                   SALOMON BROTHERS REALTY CORP. AND                   Payment Date:
                                 CITICORP REAL ESTATE, INC., AS MORTGAGE LOAN SELLERS       Prior Payment:        NA
Administrator:                       AMRESCO SERVICES, L.P., AS MASTER SERVICER             Record Date:    12/31/98
 Jack Lally (800) 246-5761                       SERIES 1998-MC3
 135 S. LaSalle Street  Suite 1625          ABN AMRO ACCT: 99-9999-99-9
 Chicago, IL  60603

                                              DELINQUENT LOAN DETAIL

===================================================================================================================================
                   Paid                Outstanding          Out. Property                    Special
 Disclosure Date   Thru   Current P&I      P&I                Protection     Advance        Servicer    Foreclosure Bankruptcy REO
    Control #      Date     Advance     Advances**             Advances   Description (1) Transfer Date     Date       Date    Date
-----------------------------------------------------------------------------------------------------------------------------------





































===================================================================================================================================
A. P&I Advance - Loan in Grace Period
B. P&I Advance - Late Payment but less than one month delinq
                                    1. P&I Advance - Loan delinquent 1 month     3. P&I Advance - Loan delinquent 3 months or More
                                    2. P&I Advance - Loan delinquent 2 months    4. Matured Balloon/Assumed Scheduled Payment
===================================================================================================================================

** Outstanding P&I Advances include the current period P&I Advance

ABN AMRO                                  MORTGAGE CAPITAL FUNDING, INC.                    Statement Date:
LaSalle National Bank                   SALOMON BROTHERS REALTY CORP. AND                   Payment Date:
                                 CITICORP REAL ESTATE, INC., AS MORTGAGE LOAN SELLERS       Prior Payment:        NA
Administrator:                       AMRESCO SERVICES, L.P., AS MASTER SERVICER             Record Date:    12/31/98
 Jack Lally (800) 246-5761                       SERIES 1998-MC3
 135 S. LaSalle Street  Suite 1625          ABN AMRO ACCT: 99-9999-99-9
 Chicago, IL  60603
                                                   POOL TOTAL

                           DISTRIBUTION OF PRINCIPAL BALANCES

       (2) Current Scheduled              Number       (2) Scheduled      Based on
            Balances                     of Loans          Balance        Balance
-------------------------------------------------------------------------------------
         $0 to    $500,000
   $500,000 to  $1,000,000
 $1,000,000 to  $1,000,000
 $1,500,000 to  $2,000,000
 $2,000,000 to  $2,500,000
 $2,500,000 to  $3,000,000
 $3,000,000 to  $3,500,000
 $3,500,000 to  $4,000,000
 $4,000,000 to  $5,000,000
 $5,000,000 to  $6,000,000
 $6,000,000 to  $7,000,000
 $7,000,000 to  $8,000,000
 $8,000,000 to  $9,000,000
 $9,000,000 to $10,000,000
$10,000,000 to $11,000,000
$11,000,000 to $12,000,000
$12,000,000 to $13,000,000
$13,000,000 to $14,000,000
$14,000,000 to $15,000,000
$15,000,000 &      Above

--------------------------------------------------------------------------------------
         Total                              0                0             0.00%

                         DISTRIBUTION OF PROPERTY TYPES

                         Number              (2) Scheduled        Based on
  Property Types        of Loans                Balance            Balance
------------------------------------------------------------------------------











------------------------------------------------------------------------------
       Total            0                                0           0.00%

                     DISTRIBUTION OF MORTGAGE INTEREST RATES


      Current Mortgage         Number          (2) Scheduled          Based on
        Interest Rate         of Loans            Balance              Balance
-------------------------------------------------------------------------------
     7.000% or less
     7.000% to 7.125%
     7.125% to 7.375%
     7.375% to 7.625%
     7.625% to 7.875%
     7.875% to 8.125%
     8.125% to 8.375%
     8.375% to 8.625%
     8.625% to 8.875%
     8.875% to 9.125%
     9.125% to 9.375%
     9.375% to 9.625%
     9.625% to 9.875%
     9.875% to 10.125%
    10.125% &   Above
-------------------------------------------------------------------------------
         Total                     0                      0              0.00%


W/Avg Mortgage Interest Rate is      0.0000%
Minimum Mortgage Interest Rate is    0.0000%
Maximum Mortgage Interest Rate is    0.0000%

                          GEOGRAPHIC DISTRIBUTION

                                      Number        (2) Scheduled      Based on
      Geographic Location             of Loans        Balance          Balance
-------------------------------------------------------------------------------








-------------------------------------------------------------------------------
            Total                      0               0                0.00%


ABN AMRO                                     Mortgage Capital Funding, Inc.                         Statement Date:
LaSalle National Bank                      Salomon Brothers Realty Corp. and                        Payment Date:
                                    Citicorp Real Estate, Inc., as Mortgage Loan Sellers            Prior Payment:        NA
Administrator:                           AMRESCO Services, L.P., as Master Servicer                 Record Date:    12/31/98
  Jack Lally (800) 246-5761                           Series 1998-MC3
  135 S. LaSalle Street Suite 1625             ABN AMRO Acct: 99-9999-99-9
  Chicago, IL 60603                                    Pool Total

                                           LOAN SEASONING

---------------------------------------------------------------------------------------------------
                                              Number         (2) Scheduled            Based on
           Number of Years                   of Loans           Balance                Balance
---------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
                                                     Weighted Average Seasoning is      0.0

                                  DISTRIBUTION OF AMORTIZATION TYPE

---------------------------------------------------------------------------------------------------
                                              Number         (2) Scheduled            Based on
           Amortization Type                 of Loans           Balance                Balance
---------------------------------------------------------------------------------------------------











---------------------------------------------------------------------------------------------------
           Total                            0                   0                         0.00%
---------------------------------------------------------------------------------------------------

                                       DISTRIBUTION OF REMAINING TERM
                                              FULLY AMORTIZING

---------------------------------------------------------------------------------------------------
  Fully Amortizing                            Number       (2) Scheduled             Based on
   Mortgage Loans                            of Loans         Balanced                Balence
---------------------------------------------------------------------------------------------------
    60 months or less
    61 to 120 months
   121 to 180 months
   181 to 240 months
   241 to 360 months
---------------------------------------------------------------------------------------------------
      Total                                    0                 0                      0.00%
---------------------------------------------------------------------------------------------------
                                       Weighted Average Months to Maturity is                  0


                                      DISTRIBUTION OF REMAINING TERM
                                              BALLOON LOANS

---------------------------------------------------------------------------------------------------
      Balloon                                 Number       (2) Scheduled             Based on
   Mortgage Loans                            of Loans         Balanced                Balence
---------------------------------------------------------------------------------------------------
    12 months or less
    13 to  24 months
    25 to  36 months
    37 to  48 months
    49 to  60 months
    61 to 120 months
   121 to 180 months
   181 to 240 months
---------------------------------------------------------------------------------------------------
      Total                                    0                 0                      0.00%
---------------------------------------------------------------------------------------------------
                                       Weighted Average Months to Maturity is                  0






                                          DISTRIBUTION OF DSCR

---------------------------------------------------------------------------------------------------
     Debt Service                           Number            (2) Scheduled            Based on
   Coverage Ratio (1)                      of Loans              Balance                Balance
---------------------------------------------------------------------------------------------------
   0.500 or less
   0.500 to 0.675
   0.625 to 0.750
   0.750 to 0.875
   0.875 to 1.000
   1.000 to 1.125
   1.125 to 1.250
   1.250 to 1.375
   1.375 to 1.500
   1.500 to 1.625
   1.625 to 1.750
   1.750 to 1.875
   1.875 to 2.000
   2.000 to 2.125
   2.125 & above
      Unknown
---------------------------------------------------------------------------------------------------
      Total                                    0                 0                      0.00%
---------------------------------------------------------------------------------------------------
Weighted Average Debt Service Coverage Ratio is                    0.000


                                              NOI AGING

---------------------------------------------------------------------------------------------------
                                              Number       (2) Scheduled             Based on
   NOI Date                                  of Loans         Balanced                Balence
---------------------------------------------------------------------------------------------------
   1 year or less
   1 to 2 years
   2 Years or More
   Unknown
---------------------------------------------------------------------------------------------------
      Total                                    0                 0                      0.00%
---------------------------------------------------------------------------------------------------

(1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures became available from borrowers on an asset level.

    Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation.


ABN AMRO                                     Mortgage Capital Funding, Inc.                         Statement Date:
LaSalle National Bank                      Salomon Brothers Realty Corp. and                        Payment Date:
                                    Citicorp Real Estate, Inc., as Mortgage Loan Sellers            Prior Payment:        NA
Administrator:                           AMRESCO Services, L.P., as Master Servicer                 Record Date:    12/31/98
  Jack Lally (800) 246-5761                           Series 1998-MC3
  135 S. LaSalle Street Suite 1625             ABN AMRO Acct: 99-9999-99-9
  Chicago, IL 60603


                                                              LOAN LEVEL DETAIL

----------------------------------------------------------------------------------------------------------------------------------
            Appraisal    Property                          Operating    Ending                                              Loan
Disclosure  Reduction      Type     Maturity               Statement   Principal   Note   Scheduled           Prepayment   Status
 Control #   Amounts       Code       Date    DSCR   NOI      Date      Balance    Rate      P&I    Prepayment   Date      Code(1)
----------------------------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------------------
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
----------------------------------------------------------------------------------------------------------------------------------

(1) Legend:
 A. P&I Adv - in Grace Period
 B. P&I Adv - (less than) one month delinq
 1. P&I Adv - delinquent 1 month
 2. P&I Adv - delinquent 2 months
 3. P&I Adv - delinquent 3+ months
 4. Mat. Balloon/Assumd P&I
 5. Prepaid in Full
 6. Specially Serviced
 7. Foreclosure
 8. Bankruptcy
 9. REO
10. DPO
11. Modification
----------------------------------------------------------------------------------------------------------------------------------


ABN AMRO                                     Mortgage Capital Funding, Inc.                         Statement Date:
LaSalle National Bank                      Salomon Brothers Realty Corp. and                        Payment Date:
                                    Citicorp Real Estate, Inc., as Mortgage Loan Sellers            Prior Payment:        NA
Administrator:                           AMRESCO Services, L.P., as Master Servicer                 Record Date:    12/31/98
  Jack Lally (800) 246-5761                           Series 1998-MC3
  135 S. LaSalle Street Suite 1625             ABN AMRO Acct: 99-9999-99-9
  Chicago, IL 60603


                                                     SPECIALLY SERVICED LOAN DETAIL

----------------------------------------------------------------------------------------------------------------------------------
                  Beginning                                                   Specially
  Disclosure      Scheduled          Interest       Maturity     Property     Serviced
  Control #        Balance             Rate           Date         Type     Status Code(1)                Comments
----------------------------------------------------------------------------------------------------------------------------------










----------------------------------------------------------------------------------------------------------------------------------

  (1) Legend:
   1) Request for waiver of Prepayment Penalty
   2) Payment default
   3) Request for Loan Modification or Workout
   4) Loan with Borrower Bankruptcy
   5) Loan in Process of Foreclosure
   6) Loan now REO Property
   7) Loans Paid Off
   8) Loans Returned to Master Servicer


ABN AMRO                                     Mortgage Capital Funding, Inc.                         Statement Date:
LaSalle National Bank                      Salomon Brothers Realty Corp. and                        Payment Date:
                                    Citicorp Real Estate, Inc., as Mortgage Loan Sellers            Prior Payment:        NA
Administrator:                           AMRESCO Services, L.P., as Master Servicer                 Record Date:    12/31/98
  Jack Lally (800) 246-5761                           Series 1998-MC3
  135 S. LaSalle Street Suite 1625             ABN AMRO Acct: 99-9999-99-9
  Chicago, IL 60603



                                                    MODIFIED LOAN DETAIL
----------------------------------------------------------------------------------------------------------------------------------
     Disclosure     Modification                                                        Modification
      Control #         Date                                                             Description
----------------------------------------------------------------------------------------------------------------------------------
























----------------------------------------------------------------------------------------------------------------------------------


ABN AMRO                                     Mortgage Capital Funding, Inc.                         Statement Date:
LaSalle National Bank                      Salomon Brothers Realty Corp. and                        Payment Date:
                                    Citicorp Real Estate, Inc., as Mortgage Loan Sellers            Prior Payment:        NA
Administrator:                           AMRESCO Services, L.P., as Master Servicer                 Record Date:    12/31/98
  Jack Lally (800) 246-5761                           Series 1998-MC3
  135 S. LaSalle Street Suite 1625             ABN AMRO Acct: 99-9999-99-9
  Chicago, IL 60603


                                                      REALIZED LOSS DETAIL


----------------------------------------------------------------------------------------------------------------------------------
                                          Beginning               Gross Proceeds    Aggregate      Net       Net Proceeds
Dist. Disclosure  Appraisal  Appraisal    Scheduled      Gross     as a % of       Liquidation  Liquidation   as a % of   Realized
Date   Control#     Date       Value       Balance      Proceeds  Sched Principal   Expenses*    Proceeds   Sched. Balance  Loss
----------------------------------------------------------------------------------------------------------------------------------

















----------------------------------------------------------------------------------------------------------------------------------
CURRENT TOTAL               0.00                        0.00                         0.00        0.00                       0.00
CUMULATIVE                  0.00                        0.00                         0.00        0.00                       0.00
----------------------------------------------------------------------------------------------------------------------------------



* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

                                                            EXHIBIT G-1

                                               FORM OF DELINQUENT LOAN STATUS REPORT

                                     MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                          SERIES 1998-MC3
                                                   DELINQUENT LOAN STATUS REPORT
                                                               AS OF

------------------------------------------------------------------------------------------------------------------------------------
    S4          S55          S61         S57        S58       S62 or S6        P8        P7          P37         P39         P38
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     (a)         (b)          (c)        (d)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            OTHER
             SHORT NAME                                         SQ FT         PAID   SCHEDULED    TOTAL P&I     TOTAL      ADVANCES
PROSPECTUS     (WHEN      PROPERTY                                OR          THRU      LOAN       ADVANCES    EXPENSES    (TAXES &
   ID       APPROPRIATE)    TYPE        CITY       STATE        UNITS         DATE    BALANCE       TO DATE     TO DATE     ESCROW)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
90+ DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current & at Special Servicer
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                      P25          P10         P11        P58       P54          P55                 P74          P75
---------------------------------------------------------------------------------------------------------------------------
(e)=a+b+c+d                                                                               (f)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                APPRAISAL
                    CURRENT      CURRENT                  LTM                                                    BPO OR
   TOTAL            MONTHLY      INTEREST   MATURITY      NOI       LTM          LTM              VALUATION      INTERNAL
 EXPOSURE             P&I          RATE       RATE        DATE      NOI          DSCR    VALUE       DATE        VALUE**
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                P77         P79                      P42         P76
------------------------------------------------------------------------------------------------------------------------------------
(g)=(.92*f)-e(h)=(g/e)
------------------------------------------------------------------------------------------------------------------------------------
LOSS USING
   92%       ESTIMATED                                             EXPECTED
 APPR. OR    RECOVERY         TRANSFER    CLOSING     DATE NOI     FCL SALE    WORKOUT
  BPO (F)        %              DATE        DATE       FILED         DATE      STRATEGY                 COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

FCL - Foreclosure

LTM - Latest 12 Months either Last Annual or Trailing 12 months

*  Workout Strategy should match the CSSA Loan file using abreviated words in place of a code number such as (FCL - In
   Foreclosure, MOD - Modification, DPO - Discount Payoff, NS - Note Sale, BK - Bankrupcy, PP - Payment Plan, TBD - To Be
   Determined etc...) It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod,
   BK/Mod, BK/FCL/DPO)

** App - Appraisal, BPO - Broker opinion, Int. - Internal Value


                                                               G-1-1

                                                            EXHIBIT G-2

                                            FORM OF HISTORICAL LOAN MODIFICATION REPORT

                                     MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                          SERIES 1998-MC3
                                                HISTORICAL LOAN MODIFICATION REPORT
                                                               AS OF
----------------------------------------------------------------------------------------------------------------------------
        S4           S57       S58       P49       P48        P7*             P7*            P50*                  P50*
----------------------------------------------------------------------------------------------------------------------------
                                                            BALANCE
                                         MOD/              WHEN SENT     BALANCE AT THE                # MTHS
                                      EXTENSION   EFFECT   TO SPECIAL  EFFECTIVE DATE OF              FOR RATE
   PROSPECTUS ID     CITY     STATE     FLAG       DATE     SERVICER     REHABILITATION    OLD RATE    CHANGE    NEW RATE
----------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
Information is as of modification each line it should not change in the future only new modifications should be added.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Total For All Loans:
----------------------------------------------------------------------------------------------------------------------------
Total For Loans in Current Month:
----------------------------------------------------------------------------------------------------------------------------
                                                # of Loans                $ Balance
----------------------------------------------------------------------------------------------------------------------------
Modifications:
----------------------------------------------------------------------------------------------------------------------------
Maturity Date Extentions:
----------------------------------------------------------------------------------------------------------------------------
Total:
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
      P25*      P25*           P11*         P11*                           P47
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          (2) EST.
                                                        TOTAL #                             FUTURE
                                                        MTHS FOR      (1) REALIZED      INTEREST LOSS
                               OLD          NEW        CHANGE OF         LOSS TO         TO TRUST $
    OLD P&I   NEW P&I       MATURITY     MATURITY         MOD            TRUST $       (RATE REDUCTION)           COMMENT
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 *  The information in these columns is from a particular point in time and should not change on this report once assigned.
(1) Actual principal loss taken by bonds
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.

                                                               G-2-1

                                                       EXHIBIT G-3

                                         FORM OF HISTORICAL LOSS ESTIMATE REPORT

                                MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                     SERIES 1998-MC3
                                             HISTORICAL LOSS ESTIMATE REPORT
                                                          AS OF
----------------------------------------------------------------------------------------------------------------------
    S4           S55          S61      S57     S58        P45/P7       P75                                    P45
----------------------------------------------------------------------------------------------------------------------
                                                         (c)=b/a       (a)                      (b)           (d)
----------------------------------------------------------------------------------------------------------------------

                                                                      LATEST
              SHORT NAME                                    %       APPRAISAL      EFFECT                   NET AMT
PROSPECTUS      (WHEN       PROPERTY                     RECEIVED   OR BROKERS    DATE OF                   RECEIVED
    ID       APPROPRIATE)     TYPE     CITY   STATE     FROM SALE    OPINION        SALE    SALES PRICE    FROM SALE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
All information is from the liquidation date and does not need to be updated.
----------------------------------------------------------------------------------------------------------------------
TOTAL ALL LOANS:
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CURRENT MONTH ONLY:
----------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
    P7        P37      P39+P38
-------------------------------------------------------------------------------------------------------------------------------
   (e)        (f)        (g)         (h)    (i)=d-(f+g+h)   (k)=i-e               (m)                 (n)=k+m       (o)=n/e
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             DATE
                                                             ACTUAL    DATE                 MINOR
                                  SERVICING                  LOSSES    LOSS                  ADJ     TOTAL LOSS    LOSS % OF
SCHEDULED  TOTAL P&I    TOTAL        FEES                    PASSED   PASSED   MINOR ADJ    PASSED      WITH       SCHEDULED
 BALANCE    ADVANCED   EXPENSES    EXPENSE   NET PROCEEDS     THRU     THRU     TO TRUST     THRU    ADJUSTMENT     BALANCE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

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

                                                               G-3-1

                                                   EXHIBIT G-4

                                            FORM OF REO STATUS REPORT

                   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                                                REO STATUS REPORT
                                                      AS OF

--------------------------------------------------------------------------------------------------------------------
    S4          S55          S61      S57      S58    S62 OR     P8        P7          P37        P39         P38
--------------------------------------------------------------------------------------------------------------------
                                                       S63                (a)          (b)        (c)         (d)
--------------------------------------------------------------------------------------------------------------------
                                                                                                             OTHER
             SHORT NAME                               SQ FT     PAID   SCHEDULED    TOTAL P&I    TOTAL      ADVANCES
PROSPECTUS     (WHEN       PROPERTY                     OR      THRU      LOAN       ADVANCES   EXPENSES    (TAXES &
    ID      APPROPRIATE)     TYPE     CITY    STATE   UNITS     DATE    BALANCE      TO DATE    TO DATE     ESCROW)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                   P25        P11       P58     P54               P74                         P75
---------------------------------------------------------------------------------------------------------
(e)=a+b+c+d                                                                   (f)
---------------------------------------------------------------------------------------------------------
                                                                             VALUE
                 CURRENT                        LTM    CAP                   USING         APPRAISAL
   TOTAL         MONTHLY    MATURITY  LTM NOI   NOI/   RATE    VALUATION     NOI &           BPO OR
  EXPOSURE         P&I        DATE      DATE    DSC   ASSIGN      DATE      CAP RATE    INTERNAL VALUE**
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 (g)=(.92*f)-e    (h)=(g/e)
---------------------------------------------------------------------------------------------------

 LOSS USING 92%                                REO         PENDING
    APPR. OR      ESTIMATED    TRANSFER     AQUISITION     CLOSING     PENDING
    BPO (F)       RECOVERY %     DATE          DATE          DATE       OFFERS       COMMENTS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

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

                                                  G-4-1

                                  EXHIBIT G-5

                  FORM OF SPECIAL SERVICER LOAN STATUS REPORT



ASSETS UNDER REVIEW   1-Multifamily     4-Retail        7-Mobile Home Park                                 Last Update:
Status Report         2-Hotel           5-Lt.Indus      8-Nursing Home                                     Cutoff Date:
                      3-Office          6-Dis. Warhs.   9-Storage Facility





-------------------------------------------------------------------------------------------------------------------------------



Assigned                     Borrower Name                Borrower's           Net Cash Flow        Scheduled
 Prop        Mstr Svcr#       Project Name                 Loan Bal.             As of Date        P & I Pymt.
 Type                         Project Facts             Last Pd. Install        Most Recent       Pd. Thru Date
                                                                                    DSC

-------------------------------------------------------------------------------------------------------------------------------

                     Potential Issues
                     ----------------







-------------------------------------------------------------------------------------------------------------------------------

                                                                     Advances
                 --------------------------------------------------------------------------------------------------------------
Assigned
 Prop
 Type            Cumulative          Cumulative        Mstr. Svcr./CMSLP        Default Interest          Other
                  Principal           Interest           Scheduled UPB           Earned To Date            Date

-------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------


                 -------------------------------------------------------------------------
Assigned                                                                                             Site Inspec.
 Prop                                                Reimbursable Expense                                Data
 Type             Spec. Serv. Fee                                                                     Condition
                  Cumulative Amt.
                                           Description        Amt.          Date

-------------------------------------------------------------------------------------------------------------------------------









                                     G-5-1

                                  EXHIBIT G-6

                  FORM OF OPERATING STATEMENT ANALYSIS REPORT




             MORTGAGE CAPITAL FUNDING, INC., MULTIFAMILY/COMMERCIAL
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                      OPERATING STATEMENT ANALYSIS REPORT
       (FORMAT SUBJECT TO MODIFICATION IN ACCORDANCE WITH CSSA REPORTING)
                               AS OF ____________

PROPERTY OVERVIEW

  Prospectus ID
                              --------------
  Current Balance/Paid to
    Date
                              ----------------------------
  Property Name
                              -----------------------------------------------------------------------------------------------------
  Property Type               GENERAL
                              -----------------------------------------------------------------------------------------------------
  Property Address, City,
    State
                              -----------------------------------------------------------------------------------------------------
  Net Rentable Square
    Feet/# Units
                              --------------
  Year Built/Year Renovated
                              ----------------------------
  Year of Operations          UNDERWRITING    1994        1995        1996         TTM        YTD
                              -----------------------------------------------------------------------------------------------------
  Occupancy Rate *
                              -----------------------------------------------------------------------------------------------------
  Average Rental Rate
                              -----------------------------------------------------------------------------------------------------
                              * OCCUPANCY RATES ARE YEAR END OR THE ENDING DATE OF THE FINANCIAL STATEMENT FOR
                                THE PERIOD.

                                                                                            NO. OF MOS.
                                                                                           --------------
NUMBER OF MONTHS ANNUALIZED                             PRIOR YR.   CURRENT YR.
                              -----------------------------------------------------------------------------------------------------
                              UNDERWRITING    1996        1997        1998         TTM      1999 YTD**     1996-BASE   TTM-BASE
REVENUE:                        BASE LINE  NORMALIZED  NORMALIZED  NORMALIZED  AS OF / /98  AS OF / /99    VARIANCE    VARIANCE
                              -----------------------------------------------------------------------------------------------------
  Base Rent
                              -----------------------------------------------------------------------------------------------------
  Expense Reimbursements
                              -----------------------------------------------------------------------------------------------------
  Parking Income
                              -----------------------------------------------------------------------------------------------------
  Other Income
                              -----------------------------------------------------------------------------------------------------
  Total Potential Income
                              -----------------------------------------------------------------------------------------------------
    Less: Vacancy/
      Collection Income
                              -----------------------------------------------------------------------------------------------------

TOTAL EFFECTIVE GROSS INCOME
                              -----------------------------------------------------------------------------------------------------
                              Normalized - Trailing 12 months and full year financial statements that have been reviewed by the underwriter or Servicer
                              ** Servicer will not be expected to "Normalize" these YTD numbers.

EXPENSES:
                              -----------------------------------------------------------------------------------------------------
  Management Fee
                              -----------------------------------------------------------------------------------------------------
  Payroll
                              -----------------------------------------------------------------------------------------------------
  Janitorial
                              -----------------------------------------------------------------------------------------------------
  General & Administrative
                              -----------------------------------------------------------------------------------------------------
  Repairs & Maintenance
                              -----------------------------------------------------------------------------------------------------
  Utilities
                              -----------------------------------------------------------------------------------------------------
  Marketing & Advertising
                              -----------------------------------------------------------------------------------------------------
  Insurance
                              -----------------------------------------------------------------------------------------------------
  Real Estate Taxes
                              -----------------------------------------------------------------------------------------------------
  Miscellaneous
                              -----------------------------------------------------------------------------------------------------

TOTAL OPERATING EXPENSES
                              -----------------------------------------------------------------------------------------------------

NET OPERATING INCOME
                              -----------------------------------------------------------------------------------------------------

  Leasing Commissions
                              -----------------------------------------------------------------------------------------------------
  Tenant Improvements
                              -----------------------------------------------------------------------------------------------------
  Replacement Reserve
                              -----------------------------------------------------------------------------------------------------
TOTAL CAPITAL ITEMS
                              -----------------------------------------------------------------------------------------------------

N.O.I. AFTER CAPITAL ITEMS
                              -----------------------------------------------------------------------------------------------------

DEBT SERVICE (PER SERVICER)
                              -----------------------------------------------------------------------------------------------------

CASH FLOW AFTER DEBT SERVICE
                              -----------------------------------------------------------------------------------------------------

(1) DSCR: (NOI/DEBT SERVICE)
                              -----------------------------------------------------------------------------------------------------

(1) DSCR: (AFTER
  RESERVES\CAP EXP.)
                              -----------------------------------------------------------------------------------------------------

SOURCE OF FINANCIAL DATA:
                              -----------------------------------------------------------------------------------------------------
                              (i.e., operating statements, financial statements, tax return, other)

NOTES AND  ASSUMPTIONS:
-------------------------------------------------------------------------------
The years shown above will roll always showing a three year history.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

INCOME: COMMENT

EXPENSE: COMMENT

CAPITAL ITEMS:  COMMENT

(1) Used in the Comparative Financial Status Report, as applicable

                                                                      Quarterly


                                     G-6-1

                                                            EXHIBIT G-7

                                            FORM OF COMPARATIVE FINANCIAL STATUS REPORT

                                     MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                          SERIES 1998-MC3
                                               COMPARATIVE FINANCIAL STATUS REPORT
                                                     AS OF
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         ORIGINAL UNDERWRITING INFORMATION

                                                                                         BASIS YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                  Last Property                                          Financial Info
Prospectus  Prospectus             Inspect Date    Scheduled    Paid Thru      Annual      as of date     %     Total
  Loan #     Asset #   City  State    mm/yy      Loan Balance     Date     Debt Service    mm/dd/yy     Occ   Revenue   NOI   DSCR
------------------------------------------------------------------------------------------------------------------------------------













------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Received:
FINANCIAL INFORMATION:                                                                   LOANS                 BALANCE
                                                                                         #                %     $         %
CURRENT FULL YEAR:
CURRENT FULL YR. RECEIVED WITH DSCR <1:
PRIOR FULL YEAR:
PRIOR FULL YR. RECEIVED WITH DSCR <1:
QUARTERLY FINANCIALS(1998):                                                1st Qtr.'99
                                                                           2nd Qtr.'99

------------------------------------------------------------------------------------------------------------------------------------
Comments:
**All financial information provided by Asset Prospectus


--------------------------------------------------------------------------------------------
MOST RECENT FINANCIAL INFORMATION             1998  ANNUAL OPERATING  INFORMATION

                                              MONTH REPORTED                     ACTUAL
--------------------------------------------------------------------------------------------
Financial Info                                FS Start   FS End
  as of Date      %     Total     $             Date      Date     %     Total     $
     mm/yy       Occ   Revenue   NOI   DSCR     mm/yy     mm/yy   Occ   Revenue   NOI   DSCR
--------------------------------------------------------------------------------------------













--------------------------------------------------------------------------------------------










--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
YTD OR TRAILING 12 MONTHS FINANCIAL INFORMATION          NET CHANGE
                                                         TTM & BASIS
MONTH REPORTED                     ACTUAL
------------------------------------------------------------------------------------
FS Start   FS End
  Date      Date     %     Total     $           Foot           Total Revenue
  mm/yy     mm/yy   Occ   Revenue   NOI   DSCR   notes   Occ%         $         DSCR
------------------------------------------------------------------------------------













------------------------------------------------------------------------------------










------------------------------------------------------------------------------------

                                            G-7-1

                                                            EXHIBIT G-8

                                                         FORM OF WATCHLIST
AMRESCO SERVICES, L.P.
ASSET MANAGEMENT GROUP                     MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH
                                                           CERTIFICATES
                                                          SERIES 1998-MC3
CONTRACT:   SERIES 98 MC3                              AS OF

DATE:
------------------------------------------------------------------------------------------------------------------------------------
                                                                   PAID                        AT         COMMENT/             FIRST
PROSPECTUS                                             PRINCIPAL   THRU   MATURITY   CURRENT   SPECIAL    REASON ON   WL       MO.
I.D.         BORROWER   CITY   STATE   PROPERTY TYPE   BALANCE     DATE   DATE       DSCR      SERVICER   WATCHLIST   RATING   ON WL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

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TOTAL
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(1) Year-end 1997 figures
**DSCR Corresponds to underwriting ratio

PLEASE NOTE :
THE INFORMATION CONTAINED IN THIS REPORT IS BASED ON INFORMATION OBTAINED FROM THE MORTGAGE SELLER, DEPOSITOR, BORROWERS OR
OTHERS. AS SUCH, IT MAY BE INCOMPLETE OR CONTAIN INACCURACIES AND MAY NOT HAVE BEEN VERIFIED BY AMRESCO BY INDEPENDENT
INVESTIGATION OR OTHERWISE. ANY COLLATERAL VALUES REFLECTED HEREIN MAY HAVE COME FROM THIRD-PARTY APPRAISALS IN THE LOAN FILES OR
OBTAINED BY AMRESCO AND MAY BE OUTDATED AND/OR INACCURATE OR MAY BE INTERNAL VALUATIONS DONE BY AMRESCO WHICH REPRESENT ESTIMATES
OF VALUE BY AMRESCO AND MAY NOT BE CORRECT. AMRESCO MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO ANY SUCH VALUES,
APPRAISALS OR VALUATIONS.

SOME OF THE DESCRIPTIONS, STATISTICS, AND TERMS OF THE MORTGAGE LOANS, THE MORTGAGED PROPERTIES AND THE MORTGAGE POOL OF WHICH
THEY ARE A PART (COLLECTIVELY , THE "INFORMATION") ARE BASED ON THE FACTS AND THE INFORMATION SUPPLIED TO AMRESCO BY THE ISSUER OR
DEPOSITOR OR THEIR RESPECTIVE AFFILIATES AND BY BORROWERS, ACCOUNTANTS, ENGINEERS AND OTHER THIRD PARTIES PRIOR TO THE DATE OF
THIS REPORT. AMRESCO (1) HAS NOT MADE ANY INDEPENDENT INVESTIGATION OF ANY OF THE INFORMATION OR IT'S ACCURACY, (2) HAS NO
OBLIGATION TO UPDATE OR CORRECT ANY OF THE INFORMATION IN THE FUTURE OR (3) HAS NOT MADE ANY REPRESENTATION OR WARRANTY REGARDING
THE INFORMATION OR (4) HAS NO LIABILITY FOR THE ACCURACY OR COMPLETENESS OF THE INFORMATION. PORTIONS OF THE INFORMATION MAY
RELATE TO PRIOR PERIODS AND MAY NOT ACCURATELY REFLECT THE CURRENT CONDITION OR FINANCIAL RESULTS OF THE MORTGAGED PROPERTIES. ANY
PARTY REVIEWING THE INFORMATION IS DIRECTED TO REVIEW THE PROSPECTUS, PROSPECTUS SUPPLEMENT OR OTHER OFFERING DOCUMENTS FOR A MORE
COMPLETE DESCRIPTION OF THE MORTGAGE LOANS, THE MORTGAGE PROPERTIES AND THE MORTGAGE POOL.

AMRESCO SHALL HAVE NO CONTINUING OBLIGATION, EXCEPT AS REQUIRED BY RELEVANT DOCUMENTS, TO UPDATE ANY INFORMATION FURNISHED IN THIS
REPORT OR FURNISHED TO YOU PREVIOUSLY OR IN THE FUTURE. NO CONCLUSIONS OR INFERENCES SHOULD BE DRAWN IF YOU DO NOT RECEIVE
INFORMATION FROM AMRESCO IN THE FUTURE.

                                                               G-8-1

                                  EXHIBIT H-1

                            CSSA "LOAN SET-UP" FILE
                               DATA RECORD LAYOUT


       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                             CSSA "LOAN SETUP" FILE
                              (DATA RECORD LAYOUT)


------------------------------  ---------------------------------------------------------------------------------------------------
        SPECIFICATION                                             DESCRIPTION/COMMENTS
------------------------------  ---------------------------------------------------------------------------------------------------
Acceptable Media Types          Magnetic Tape, Diskette, Electronic Transfer
Character Set                   ASCII
Field Delineation               Comma
Density (Bytes-Per-Inch)        1600 or 6250
Magnetic Tape Label             None (unlabeled)
Magnetic Tape Blocking Factor   10285 (17 records per block)
Physical Media Label            Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking Factor;
                                  Record Length
Return Address Label            Required for return of physical media (magnetic tape or diskette)
------------------------------  ---------------------------------------------------------------------------------------------------



-------------------------------  --------------------------------------  ----------------------------------------------------------
                                   FIELD                   FORMAT
           FIELD NAME              NUMBER      TYPE        EXAMPLE                      DESCRIPTION/COMMENTS
-------------------------------  --------------------------------------  ----------------------------------------------------------
Transaction Id                       1          AN        XXX97001       Unique Issue Identification Mnemonic
Group Id                             2          AN        XXX9701A       Unique Indentification Number Assigned To Each Loan Group
                                                                           Within An Issue
Loan Id                              3          AN     00000000012345    Unique Indentification Number Assigned To Each Collateral
                                                                           Item In A Pool
Offering Document Loan Id            4          AN           123         Unique Indentification Number Assigned To Each Collateral
                                                                           Item In The Prospectus
Original Note Amount                 5       Numeric     1000000.00      The Mortgage Loan Balance At Inception Of The Note
Original Term Of Loan                6       Numeric         240         Original Number Of Months Until Maturity Of Loan
Original Amortization Term           7       Numeric         360         Original Number Of Months Loan Amortized Over
Original Note Rate                   8       Numeric        0.095        The Note Rate At Inception Of The Note
Original Payment Rate                9       Numeric        0.095        Original Rate Payment Calculated On
First Loan Payment Due Date          10         AN        YYYYMMDD       First Payment Date On The Mortgage Loan
Grace Days Allowed                   11      Numeric         10          Number Of Days From Due Date Borrower Is Permitted To
                                                                           Remit Payment
Interest Only (Y/N)                  12         AN            Y          Y=Yes,  N=No
Balloon (Y/N)                        13         AN            Y          Y=Yes,  N=No
Interest Rate Type                   14      Numeric          1          1=Fixed, 2=Arm, 3=Step, 9=Other
Interest Accrual Method Code         15      Numeric          1          1=30/360, 2=Actual/365, 3=Actual/360, 4=Actual/Actual,
                                                                           5=Actual/366, 6=Simple, 7=78'S
Interest in Arrears (Y/N)            16         AN            Y          Y=Yes,  N=No
Payment Type Code                    17      Numeric          1          See Payment Type Code Legend
Prepayment Lock-out End Date         18         AN        YYYYMMDD       Date After Which Loan Can Be Prepaid
Yield Maintenance End Date           19         AN        YYYYMMDD       Date After Which Loan Can Be Prepaid Without Yield
                                                                           Maintenance
Prepayment Premium End Date          20         AN        YYYYMMDD       Date After Which Loan Can Be Prepaid Without Penalty
-------------------------------  --------------------------------------  ----------------------------------------------------------

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                             CSSA "LOAN SETUP" FILE
                              (DATA RECORD LAYOUT)

-----------------------------------  -------------------------------  -------------------------------------------------------------
                                       FIELD               FORMAT
          FIELD NAME                   NUMBER    TYPE      EXAMPLE                      DESCRIPTION/COMMENTS
-----------------------------------  -------------------------------  -------------------------------------------------------------
Prepayment Terms Description             21       AN        Text      Description Of Prepayment Terms (Not To Exceed 50 Characters)
ARM Index Code                           22       AN          A       See Arm Index Code Legend
First Rate Adjustment Date               23       AN      YYYYMMDD    Date Note Rate Originally Changed
First Payment Adjustment Date            24       AN      YYYYMMDD    Date Payment Originally Changed
ARM Margin                               25    Numeric      0.025     Rate Added To Index Used In The Determination Of The Gross
                                                                        Interest Rate
Lifetime Rate Cap                        26    Numeric      0.15      Maximum Rate That The Borrower Must Pay On An Arm Loan Per
                                                                        The Loan Agreement
Lifetime Rate Floor                      27    Numeric      0.05      Minimum Rate That The Borrower Must Pay On An Arm Loan Per
                                                                        The Loan Agreement
Periodic Rate Increase Limit             28    Numeric      0.02      Maximum Periodic Increase To The Note Rate Allowed Per The
                                                                        Loan Agreement
Periodic Rate Decrease Limit             29    Numeric      0.02      Minimum Periodic Increase To The Note Rate Allowed Per The
                                                                        Loan Agreement
Periodic Pay Adjustment Max-%            30    Numeric      0.03      Maximum Periodic % Increase To The Borrowers P&I Payment
                                                                        Allowed Per The Loan Agreement
Periodic Pay Adjustment Max-$            31    Numeric     5000.00    Maximum Periodic Dollar Increase To The Borrowers P&I Payment
                                                                        Allowed Per The Loan Agreement
Payment Frequency                        32    Numeric        1       1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually ...
Rate Reset Frequency In Months           33    Numeric        1       1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually ...
Pay Reset Frequency In Months            34    Numeric        1       1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually ...
Rounding Code                            35    Numeric        1       Rounding Method For Sum Of Index Plus Margin (See Rounding
                                                                        Code Legend)
Rounding Increment                       36    Numeric     0.00125    Used In Conjunction With Rounding Code
Index Look Back In Days                  37    Numeric       45       Use Index In Effect X Days Prior To Adjustment Date
Negative Amortization Allowed (Y/N)      38       AN          Y       Y=Yes,  N=No
Max Neg Allowed (% Of Orig Bal)          39    Numeric      0.075     Maximum Lifetime Percentage Increase To  The Original Balance
                                                                        Allowed Per The Loan Agreement
Maximum Negate Allowed ($)               40    Numeric    25000.00    Maximum Lifetime Dollar Increase To  The Original Balance
                                                                        Allowed Per The Loan Agreement
Remaining Term At Securitization         41    Numeric       240      Remaining Number Of Months Until Maturity Of Loan At Cutoff
Remaining Amor-Tm At Securitiz'n         42    Numeric       360      Remaining Number Of Months Loan Amortized Over At Cutoff
Maturity Date At Securitization          43       AN      YYYYMMDD    The Scheduled Maturity Date Of The Mortgage Loan At
                                                                        Securitization
Sched Prin Bal At Securitization         44    Numeric   1000000.00   The Scheduled Principal Balance Of The Mortgage Loan At
                                                                        Securitization
Note Rate At Securitization              45    Numeric      0.095     Cutoff Annualized Gross Interest Rate Applicable To The
                                                                        Calculation Of Scheduled Interest
Servicer And Trustee Fee Rate            46    Numeric     0.00025    Cutoff Annualized Fee Paid To The Servicer And Trustee
Fee Rate / Strip Rate 1                  47    Numeric     0.00001    Cutoff Annualized Fee/Strip Netted Against  Current Note
                                                                        Rate To Determine Net Pass-Through Rate
Fee Rate / Strip Rate 2                  48    Numeric     0.00001    Cutoff Annualized Fee/Strip Netted Against  Current Note
                                                                        Rate To Determine Net Pass-Through Rate
Fee Rate / Strip Rate 3                  49    Numeric     0.00001    Cutoff Annualized Fee/Strip Netted Against  Current Note
                                                                        Rate To Determine Net Pass-Through Rate
Fee Rate / Strip Rate 4                  50    Numeric     0.00001    Cutoff Annualized Fee/Strip Netted Against  Current Note
                                                                        Rate To Determine Net Pass-Through Rate
Fee Rate / Strip Rate 5                  51    Numeric     0.00001    Cutoff Annualized Fee/Strip Netted Against  Current Note
                                                                        Rate To Determine Net Pass-Through Rate
Net Rate At Securitization               52    Numeric     0.0947     Cutoff Annualized Interest Rate Applicable To The Calculation
                                                                        Of Remittance Interest
Periodic P&I Payment At Securitiz'n      53    Numeric     3000.00    The Periodic Scheduled Principal & Interest Payment
-----------------------------------  -------------------------------  -------------------------------------------------------------

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                             CSSA "LOAN SETUP" FILE
                              (DATA RECORD LAYOUT)

------------------------------------  ---------------------------------  ----------------------------------------------------------
                                        FIELD                 FORMAT
           FIELD NAME                   NUMBER      TYPE      EXAMPLE                      DESCRIPTION/COMMENTS
------------------------------------  ---------------------------------  ----------------------------------------------------------
# Of Properties                           54      Numeric       13       The Number Of Properties Underlying The Mortgage Loan
Property Name                             55         AN        Text      If Number Of Properties Is Greater Than  1 Then "Various"
Property Address                          56         AN        Text      If Number Of Properties Is Greater Than  1 Then "Various"
Property City                             57         AN        Text      If Number Of Properties Is Greater Than  1 Then "Various"
Property State                            58         AN        Text      If Number Of Properties Is Greater Than  1 Then "Various"
Property Zip Code                         59         AN        Text      If Number Of Properties Is Greater Than  1 Then "Various"
Property County                           60         AN        Text      If Number Of Properties Is Greater Than  1 Then "Various"
Property Type Code                        61         AN         MF       If Number Of Properties Is Greater Than  1 Then "Various"
                                                                           (See Property Type Code Legend)
Net Square Feet At Securitization         62      Numeric      25000     If Number Of Properties Is Greater Than  1 Then "000000"
# Of Units/Beds/Rms At Securitiz'n        63      Numeric       75       If Number Of Properties Is Greater Than  1 Then "000000"
Year Built                                64         AN        1990      If Number Of Properties Is Greater Than  1 Then "000000"
NOI At Securitization                     65      Numeric    100000.00   Net Operating Income At Securitization
DSCR At Securitization                    66      Numeric      2.11      DSCR At Securitization
Appraisal Value At Securitization         67      Numeric   1000000.00   Appraisal Value At Securitization
Appraisal Date At Securitization          68         AN      YYYYMMDD    Appraisal Date At Securitization
Physical Occupancy At Securitization      69      Numeric      0.88      Physical Occupancy At Securitization
Revenue At Securitization                 70      Numeric    100000.00   Revenue At Securitization
Operating Expenses At Securitization      71      Numeric    100000.00   Expenses At Securitization
Securitization Financials As Of Date      72         AN      YYYYMMDD    Securitization Financials As Of Date
Recourse (Y/N)                            73         AN          Y       Y=Yes,  N=No
Ground Lease (Y/N)                        74         AN          Y       Y=Yes,  N=No
Cross-Collateralized Loan Grouping        75      Numeric      9(3)      All Loans With The Same Numeric Value Are Crossed
Collection Of Escrows (Y/N)               76         AN          Y       Y=Yes,  N=No
Collection Of Other Reserves (Y/N)        77         AN          Y       Y=Yes,  N=No
Lien Position At Securitization           78      Numeric        1       1=First, 2=Second ...
------------------------------------  ---------------------------------  ----------------------------------------------------------

-----------------------------------------------------------------
                       PAYMENT TYPE CODE
                             LEGEND
-----------------------------------------------------------------
     1             Fully Amortizing
     2             Amortizing Balloon
     3             Interest Only / Balloon
     4             Interest Only / Amortizing
     5             Interest Only / Amortizing / Balloon
     6             Principal Only
     9             Other

-----------------------------------------------------------------



-------------------------------------------------------------------------
                             ARM INDEX CODE
                                 LEGEND
-------------------------------------------------------------------------
      A        11 FHLB COFI  (1 Month)
      B        11 FHLB COFI  (6 Month)
      C        1 Year CMT Weekly Average Treasury
      D        3 Year CMT Weekly Average Treasury
      E        5 Year CMT Weekly Average Treasury
      F        Wall Street Journal Prime Rate
      G        1 Month LIBOR
      H        3 Month LIBOR
      I        6 Month LIBOR
      J        National Mortgage Index Rate
               All Others Use Short Text Description

-------------------------------------------------------------------------


-------------------------------------------------------------------------
                          PROPERTY TYPES CODE
                                 LEGEND
-------------------------------------------------------------------------
      MF       Multifamily
      RT       Retail
      HC       Health Care
      IN       Industrial
      WH       Warehouse
      MH       Mobile Home Park
      OF       Office
      MU       Mixed Use
      LO       Lodging
      SS       Self Storage
      OT       Other
-------------------------------------------------------------------------



--------------------------------------------------------
                     ROUNDING CODE
                        LEGEND
--------------------------------------------------------
    1         Unrounded
    2         Nearest Percentage Increment
    3         Up To Nearest Percentage Increment
    4         Down To Nearest Percentage Increment
--------------------------------------------------------


                                     H-1-1

                                  EXHIBIT H-2

                        CSSA PERIODIC DATA RECORD LAYOUT




       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CSSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)

-----------------------------  ----------------------------------------------------------------------------------------------------
      SPECIFICATION                                                DESCRIPTION/COMMENTS
-----------------------------  ----------------------------------------------------------------------------------------------------
Acceptable Media Types         Magnetic Tape, Diskette, Electronic Transfer
Character Set                  ASCII
Field Delineation              Comma
Density (Bytes-Per-Inch)       1600 or 6250
Magnetic Tape Label            None (unlabeled)
Magnetic Tape Blocking Factor  10285 (17 records per block)
Physical Media Label           Servicer Name; Data Type (Collection Period Data); Density (Bytes-Per-Inch); Blocking Factor;
                                 Record Length
Return Address Label           Required for return of physical media (magnetic tape or diskette)
-----------------------------  ----------------------------------------------------------------------------------------------------

---------------------------------  -------------------------------------  ---------------------------------------------------------
                                     FIELD                     FORMAT
           FIELD NAME               NUMBER      TYPE          EXAMPLE                              DESCRIPTION/COMMENTS
---------------------------------  -------------------------------------  ---------------------------------------------------------
Transaction Id                         1         AN           XXX97001    Unique Issue Identification Mnemonic
Group Id                               2         AN           XXX9701A    Unique Identification Number Assigned To Each Loan Group
                                                                            Within An Issue
Loan Id                                3         AN     00000000012345    Unique Identification Number Assigned To Each Collateral
                                                                            Item In A Pool
Prospectus Id                          4         AN             123       Unique Identification Number Assigned To Each Collateral
                                                                            Item In The Prospectus
Distribution Date                      5         AN           YYYYMMDD    Date Payments  Made To Certificateholders
Current Beginning Sched Balance        6      Numeric        100000.00    Outstanding Scheduled Principal Balance At The Beginning
                                                                            Of The Current Period
Current Ending Scheduled  Balance      7      Numeric        100000.00    Outstanding Scheduled Principal Balance At The End Of The
                                                                            Current Period
Paid To Date                           8         AN           YYYYMMDD    Due Date Of The Last Interest Payment Received
Current Index Rate                     9      Numeric           0.09      Index Rate Used In The Determination Of The Current
                                                                            Period Gross Interest Rate
Current Note Rate                     10      Numeric           0.09      Annualized Gross Rate Applicable To Calculate The Current
                                                                            Period Scheduled Interest
Maturity Date                         11         AN           YYYYMMDD    Date Collateral Is Scheduled To Make Its Final Payment
Servicer and Trustee Fee Rate         12      Numeric         0.00025     Annualized Fee Paid To The Servicer And Trustee
Fee Rate/Strip Rate 1                 13      Numeric         0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                            Net Pass-Through Rate
Fee Rate/Strip Rate 2                 14      Numeric         0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                            Net Pass-Through Rate
Fee Rate/Strip Rate 3                 15      Numeric         0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                            Net Pass-Through Rate
Fee Rate/Strip Rate 4                 16      Numeric         0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                            Net Pass-Through Rate
Fee Rate/Strip Rate 5                 17      Numeric         0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                            Net Pass-Through Rate
Net Pass-Through Rate                 18      Numeric          0.0897     Annualized Interest Rate Applicable To Calculate The
                                                                            Current Period Remittance Int.
Next Index Rate                       19      Numeric           0.09      Index Rate Used In The Determination Of The Next Period
                                                                            Gross Interest Rate
Next Note Rate                        20      Numeric           0.09      Annualized Gross Interest Rate Applicable To Calc Of The
                                                                            Next Period Sch. Interest
Next Rate Adjustment Date             21         AN           YYYYMMDD    Date Note Rate Is Next Scheduled To Change
Next Payment Adjustment Date          22         AN           YYYYMMDD    Date Scheduled P&I Amount Is Next Scheduled To Change
---------------------------------  -------------------------------------  ---------------------------------------------------------

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CSSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)

--------------------------------------  ----------------------------  -------------------------------------------------------------
                                          FIELD             FORMAT
              FIELD NAME                 NUMBER    TYPE    EXAMPLE                             DESCRIPTION/COMMENTS
--------------------------------------  ----------------------------  -------------------------------------------------------------
Scheduled Interest Amount                  23    Numeric   1000.00    Scheduled Gross Interest Payment Due For The Current Period
Scheduled Principal Amount                 24    Numeric   1000.00    Scheduled Principal Payment Due For The Current Period
Total Scheduled P&I Due                    25    Numeric   1000.00    Scheduled Principal And Interest Payment Due For The Current
                                                                        Period
Neg am/Deferred Interest Amount            26    Numeric   1000.00    Negative Amortization/Deferred Interest Amount Due For The
                                                                        Current Period
Unscheduled Principal Collections          27    Numeric   1000.00    Unscheduled Payments Of Principal Received During The Related
                                                                        Collection Period
Other Principal Adjustments                28    Numeric   1000.00    Unscheduled Principal Adjustments For The Related Collection
                                                                        Period
Liquidation/Prepayment Date                29       AN     YYYYMMDD   Date Unscheduled Payment Of Principal Received
Prepayment Penalty/Yld Maint Rec'd         30    Numeric   1000.00    Additional Payment Req'd From Borrower Due To Prepayment Of
                                                                        Loan Prior To Maturity
Prepayment Interest Excess (Shortfall)     31    Numeric   1000.00    Scheduled Gross Interest Applicable To The Prepayment Amount
Liquidation/Prepayment Code                32    Numeric      1       See Liquidation/Prepayment Codes Legend
Most Recent ASER $                         33    Numeric   1000.00    Excess Of The Principal Balance Over The Defined Appraisal
                                                                        Percentage
Most Recent ASER Date                      34       AN     YYYYMMDD   Date ASER  Amount Applied To Loan
Cumulative ASER $                          35    Numeric   1000.00    Cumulative ASER Amount
Actual Balance                             36    Numeric  100000.00   Outstanding Actual Principal Balance At The End Of The
                                                                        Current Period
Total P&I Advance Outstanding              37    Numeric   1000.00    Outstanding P&I Advances At The End Of The Current Period
Total T&I Advance Outstanding              38    Numeric   1000.00    Outstanding Taxes & Insurance Advances At The End Of The
                                                                        Current Period
Other Expense Advance Outstanding          39    Numeric   1000.00    Other Outstanding Advances At The End Of The Current Period
Status of Loan                             40       AN        1       See Status Of Loan Legend
In Bankruptcy                              41       AN        Y       Bankruptcy Status Of Loan (If In Bankruptcy "Y", Else "N")
Foreclosure Date                           42       AN     YYYYMMDD   Date Of Foreclosure
REO Date                                   43       AN     YYYYMMDD   Date Of REO
Bankruptcy Date                            44       AN     YYYYMMDD   Date Of Bankruptcy
Net Proceeds Received on Liquidation       45    Numeric  100000.00   Net Proceeds Rec'd On Liquidation To Be Remitted To The Tr
                                                                        Per The Tr Doc'n
Liquidation Expense                        46    Numeric  100000.00   Expenses Associated With The Liq'n To Be Netted From The Tr
                                                                        Per The Tr Doc'n
Realized Loss to Trust                     47    Numeric   10000.00   Liquidation Balance Less Net Liquidation Proceeds Received
Date of Last Modification                  48       AN     YYYYMMDD   Date Loan Was Modified
Modification Code                          49    Numeric      1       See Modification Codes Legend
Modified Note Rate                         50    Numeric     0.09     Note Rate Loan Modified To
Modified Payment Rate                      51    Numeric     0.09     Payment Rate Loan Modified To
Preceding Fiscal Year Revenue              52    Numeric   1000.00    Preceding Fiscal Year Revenue
Preceding Fiscal Year Expenses             53    Numeric   1000.00    Preceding Fiscal Year Expenses
Preceding Fiscal Year NOI                  54    Numeric   1000.00    Preceding Fiscal Year Net Op Income
Preceding Fiscal Year Debt Svc Amt.        55    Numeric   1000.00    Preceding Fiscal Year Debt Svc Amount
Preceding Fiscal Year DSCR                 56    Numeric     2.55     Preceding Fiscal Yr Debt Svc Cvrge Ratio
--------------------------------------  ----------------------------  -------------------------------------------------------------

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CSSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)

-----------------------------------  -----------------------------  ---------------------------------------------------------------
                                       FIELD             FORMAT
                  FIELD NAME          NUMBER    TYPE    EXAMPLE                              DESCRIPTION/COMMENTS
-----------------------------------  -----------------------------  ---------------------------------------------------------------
Preceding Fiscal Yr Physical Occ'y      57    Numeric     0.85      Preceding Fiscal Year Physical Occupancy
Preceding FY Financial As of Date       58       AN     YYYYMMDD    Preceding Fiscal Year Financial As Of Date
Second Preceding FY Revenue             59    Numeric   1000.00     Second Preceding Fiscal Year Revenue
Second Preceding FY Expenses            60    Numeric   1000.00     Second Preceding Fiscal Year Expenses
Second Preceding FY NOI                 61    Numeric   1000.00     Second Preceding Fiscal Year Net Operating Income
Second Preceding FY Debt Service        62    Numeric   1000.00     Second Preceding Fiscal Year Debt Service
Second Preceding FY DSCR                63    Numeric     2.55      Second Preceding Fiscal Year Debt Svc Cvrge Ratio
Sec Preceding FY Physical Occ'y         64    Numeric     0.85      Second Preceding Fiscal Year Physical Occupancy
Sec Preceding FY Fin'l As of Date       65       AN     YYYYMMDD    Second Preceding Fiscal Year Financial As Of Date
Most Recent Fiscal YTD Revenue          66    Numeric   1000.00     Most Recent Fiscal Year To Date Revenue
Most Recent Fiscal YTD Expenses         67    Numeric   1000.00     Most Recent Fiscal Year To Date Expenses
Most Recent Fiscal YTD NOI              68    Numeric   1000.00     Most Recent Fiscal Year To Date Net Operating Income
Most Recent Fiscal YTD Debt Service     69    Numeric   1000.00     Most Recent Fiscal Year To Date Debt Service
Most Recent Fiscal YTD DSCR             70    Numeric     2.55      Most Recent Fiscal Year To Date Debt Service Coverage Ratio
Most Recent Fiscal YTD Phys. Occ.       71    Numeric     0.85      Most Recent Fiscal Year To Date Physical Occupancy
Most Recent Fiscal YTD Start Date       72       AN     YYYYMMDD    Most Recent Fiscal Year To Date Start Date
Most Recent Fiscal YTD End Date         73       AN     YYYYMMDD    Most Recent Fiscal Year To Date End Date
Most Recent Appraisal Date              74       AN     YYYYMMDD    The Date Of The Latest  Available Appraisal For The Property
Most Recent Appraisal Value             75    Numeric  100000.00    The Latest  Available Appraisal Value For The Property
Workout Strategy Code                   76    Numeric      1        See Workout Strategy Codes Legend
Most Recent Spec Svc Transfer Date      77       AN     YYYYMMDD    Date Transferred To The Special Servicer
Most Recent Master Svc Return Date      78       AN     YYYYMMDD    Date Returned To The Master Servicer
Date Asset Expected to Be Resolved      79       AN     YYYYMMDD    Date Asset Is Expected To Be Resolved
Year Last Renovated                     80       AN       1997      Year Property Last Renovated
-----------------------------------  -----------------------------  ---------------------------------------------------------------

NEW FIELDS ADDED:
-----------------------------------  -----------------------------  ---------------------------------------------------------------
Cap Rate Assigned                       81    Numeric      10       Cap Rate Assigned
FCL Sale Date (Expected or Actual)      82       AN     YYYYMMDD    FCL Sale Date Expected or Actual
-----------------------------------  -----------------------------  ---------------------------------------------------------------

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                        CSSA "LOAN PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)

------------------------------------------------------
             LIQUIDATION/PREPAYMENT CODE
                       LEGEND
------------------------------------------------------
   1               Partial Liq'n (Curtailment)
   2               Payoff Prior To Maturity
   3               Disposition
   4               Repurchase
   5               Full Payoff At Maturity
   6               DPO
   7               Liquidation

------------------------------------------------------

--------------------------------------------------------------------------------
                            STATUS OF MORTGAGE LOAN
                                    LEGEND
--------------------------------------------------------------------------------
  A       Payment Not Received But Still In Grace Period
  B       Late Payment But Less Than 1 Month Delinquent
  0       Current
  1       One Month Delinquent
  2       Two Months Delinquent
  3       Three Or More Months Delinquent
  4       Assumed Sched Payment (Performing Matured Ball'n)
  7       Foreclosure
  9       REO

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             WORKOUT STRATEGY CODE
                                    LEGEND
--------------------------------------------------------------------------------
  1       Modification
  2       Foreclosure
  3       Bankruptcy
  4       Extension
  5       Note Sale
  6       DPO
  7       REO
  8       Resolved
  9       Pending Return to Master Servicer
  10      Deed In Lieu Of Foreclosure
--------------------------------------------------------------------------------


-----------------------------------------
           MODIFICATION CODE
                 LEGEND
-----------------------------------------
    1        Maturity Date Extension
    2        Amortization Change
    3        Principal Write-Off
    4        Combination
-----------------------------------------

                                     H-2-1

                                  EXHIBIT H-3

                            CSSA PROPERTY DATA FILE


       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CSSA "PROPERTY" FILE
                              (DATA RECORD LAYOUT)

---------------------------------------------  -----------------------------------
                                                 FIELD                FORMAT
                 FIELD NAME                     NUMBER    TYPE       EXAMPLE
---------------------------------------------  -----------------------------------
Transaction Id                                     1       AN        XXX97001
Loan ID                                            2       AN        XXX9701A
Prospectus Loan ID                                 3       AN     00000000012345
Property ID                                        4       AN        1001-001
Distribution Date                                  5       AN        YYYYMMDD
Cross-Collateralized Loan Grouping                 6     Numeric       9(3)
Property Name                                      7       AN          Text
Property Address                                   8       AN          Text
Property City                                      9       AN          Text
Property State                                    10       AN           FL
Property Zip Code                                 11       AN         30303
Property County                                   12       AN          Text
Property Type Code                                13       AN           MF
Year Built                                        14       AN          YYYY
Year Last Renovated                               15       AN          YYYY
Net Square Feet At Securitization                 16     Numeric      25000
# Of Units/Beds/Rooms At Securitization           17     Numeric        75
Property Status                                   18       AN           1
Allocated Percentage of Loan at  Securitization   19     Numeric       0.75
Current Allocated Percentage                      20     Numeric       0.75
Current Allocated Loan Amount                     21     Numeric     5900900
Ground Lease (Y/S/N)                              22       AN           N
Other Escrow / Reserve Balances                   23     Numeric      25000
Most Recent Appraisal Date                        24       AN        YYYYMMDD
Most Recent Appraisal Value                       25     Numeric     1000000
Date Asset is Expected to Be Resolved             26       AN        YYYYMMDD
Foreclosure Date                                  27       AN        YYYYMMDD
---------------------------------------------  -----------------------------------

------------------------------------------  --------------------------------------------------------------------------  -----------
                                                                                                                           CSSA
                 FIELD NAME                                            DESCRIPTION/COMMENTS                                LOAN
------------------------------------------  --------------------------------------------------------------------------  -----------
Transaction Id                                                                                                             S1,P1
Loan ID                                                                                                                    S3,P3
Prospectus Loan ID                          From Offering Document                                                         S4,P4
Property ID                                 Should contain Prospectus ID and propety identifier, e.g., 1001-001,
                                              1000-002
Distribution Date                                                                                                           P5
Cross-Collateralized Loan Grouping          All Loans With The Same Numeric Value Are Crossed                               S75
Property Name                                                                                                               S55
Property Address                                                                                                            S56
Property City                                                                                                               S57
Property State                                                                                                              S58
Property Zip Code                                                                                                           S59
Property County                                                                                                             S60
Property Type Code                                                                                                          S61
Year Built                                                                                                                  S64
Year Last Renovated                                                                                                         P80
Net Square Feet At Securitization           RT, IN, WH, OF, MU, SS,OT = SF                                                  S62
# Of Units/Beds/Rooms At Securitization     MF, MHP, LO, HC = Units                                                         S63
Property Status                             1=FCL, 2=REO, 3=Defeased, 4=Partial Release, 5= Released, 6= Same as at
                                              securitization
Allocated Percentage of Loan at
  Securitization                            Issuer to allocate loan % attributable to property for multi-property
Current Allocated Percentage                Calculation based on Current Allocated Loan Amount and Current SPB for loans associated loan.
Current Allocated Loan Amount               Maintained by servicer.                                                         P7
Ground Lease (Y/S/N)                        Either Y=Yes, S=Subordinat, N= No ground lease                                  S74
Other Escrow / Reserve Balances                                                                                             S77
Most Recent Appraisal Date                                                                                                  P74
Most Recent Appraisal Value                                                                                                 P75
Date Asset is Expected to Be Resolved       Could be different dates for different properties if foreclosing                P79
Foreclosure Date                                                                                                            P42
------------------------------------------  --------------------------------------------------------------------------  -----------

   "SETUP FILE" - SHOULD BE INCLUDED ON THE DISKETTE AS PART OF THE OFFERING
                                   DOCUMENT.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CSSA "PROPERTY" FILE
                              (DATA RECORD LAYOUT)

---------------------------------------------  -----------------------------------
                                                 FIELD                FORMAT
                 FIELD NAME                     NUMBER    TYPE       EXAMPLE
---------------------------------------------  -----------------------------------
REO Date                                          28       AN        YYYYMMDD
Occupancy %                                       29     Numeric       0.75
Occupancy Date                                    30     Numeric     YYYYMMDD
Date Lease Rollover Review                        31       AN        YYYYMMDD
% Sq. Feet expiring 1-12 months                   32     Numeric       0.20
% Sq. Feet  expiring 13-24 months                 33     Numeric       0.20
% Sq. Feet expiring 25-36 months                  34     Numeric       0.20
% Sq. Feet  expiring 37-48 months                 35     Numeric       0.20
% Sq. Feet  expiring 49-60 months                 36     Numeric       0.20
Largest Tenant                                    37       AN          Text
Square Feet of Largest Tenant                     38     Numeric      15000
2nd Largest Tenant                                39       AN          Text
Square Feet of 2nd Largest Tenant                 40     Numeric      15000
3rd Largest Tenant                                41       AN          Text
Square Feet of 3rd Largest Tenant                 42     Numeric      15000
Fiscal Year End Month                             43     Numeric        12
Securitization Financials As Of Date              44       AN        YYYYMMDD
Revenue At Securitization                         45     Numeric     1000000
Operating Expenses At Securitization              46     Numeric     1000000
NOI At Securitization                             47     Numeric     1000000
DSCR At Securitization                            48     Numeric       1.5
Appraisal Value At Securitization                 49     Numeric     1000000
Appraisal Date At Securitization                  50       AN        YYYYMMDD
Physical Occupancy At Securitization              51     Numeric
Date of Last Inspection                           52       AN        YYYYMMDD
---------------------------------------------  -----------------------------------

------------------------------------------  --------------------------------------------------------------------------  -----------
                                                                                                                           CSSA
                 FIELD NAME                                            DESCRIPTION/COMMENTS                                LOAN
------------------------------------------  --------------------------------------------------------------------------  -----------
REO Date                                                                                                                    P43
Occupancy %                                 Map to "Most Recent Fiscal YTD Phys. Occ." in CSSA                              P71
Occupancy Date                              Add a new field to the CSSA Loan file.                                          P71
Date Lease Rollover Review                  Roll over review to be completed every 12 months
% Sq. Feet expiring 1-12 months
% Sq. Feet  expiring 13-24 months
% Sq. Feet expiring 25-36 months
% Sq. Feet  expiring 37-48 months
% Sq. Feet  expiring 49-60 months
Largest Tenant                              For Office, WH, Retail, Industrial *Only if disclosed in the offering document
Square Feet of Largest Tenant
2nd Largest Tenant                          For Office, WH, Retail, Industrial *Only if disclosed in the offering document
Square Feet of 2nd Largest Tenant
3rd Largest Tenant                          For Office, WH, Retail, Industrial *Only if disclosed in the offering document
Square Feet of 3rd Largest Tenant
Fiscal Year End Month                       Needed to indicate month ending for borrower's Fiscal Year
Securitization Financials As Of Date                                                                                        S72
Revenue At Securitization                                                                                                   S70
Operating Expenses At Securitization                                                                                        S71
NOI At Securitization                                                                                                       S65
DSCR At Securitization                                                                                                      S66
Appraisal Value At Securitization                                                                                           S67
Appraisal Date At Securitization                                                                                            S68
Physical Occupancy At Securitization                                                                                        S69
Date of Last Inspection
------------------------------------------  --------------------------------------------------------------------------  -----------

   "SETUP FILE" - SHOULD BE INCLUDED ON THE DISKETTE AS PART OF THE OFFERING
                                   DOCUMENT.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CSSA "PROPERTY" FILE
                              (DATA RECORD LAYOUT)

---------------------------------------------  -----------------------------------
                                                 FIELD                FORMAT
                 FIELD NAME                     NUMBER    TYPE       EXAMPLE
---------------------------------------------  -----------------------------------
Preceding FY Financial As of Date                 53       AN        YYYYMMDD
Preceding Fiscal Year Revenue                     54     Numeric    1,000,000
Preceding Fiscal Year Expenses                    55     Numeric    1,000,000
Preceding Fiscal Year NOI                         56     Numeric    1,000,000
Preceding Fiscal Year Debt Service Amt.           57     Numeric    1,000,000
Preceding Fiscal Year DSCR                        58     Numeric       1.30
Preceding Fiscal Year Physical Occupancy          59     Numeric       0.90
Sec Preceding FY Financial As of Date             60       AN        YYYYMMDD
Second Preceding FY Revenue                       61     Numeric    1,000,000
Second Preceding FY Expenses                      62     Numeric    1,000,000
Second Preceding FY NOI                           63     Numeric    1,000,000
Second Preceding FY Debt Service                  64     Numeric    1,000,000
Second Preceding FY DSCR                          65     Numeric       1.30
Sec Preceding FY Physical Occupancy               66     Numeric       0.90
---------------------------------------------  -----------------------------------

------------------------------------------  --------------------------------------------------------------------------  -----------
                                                                                                                           CSSA
                 FIELD NAME                                            DESCRIPTION/COMMENTS                                LOAN
------------------------------------------  --------------------------------------------------------------------------  -----------
Preceding FY Financial As of Date                                                                                           P58
Preceding Fiscal Year Revenue                                                                                               P52
Preceding Fiscal Year Expenses                                                                                              P53
Preceding Fiscal Year NOI                                                                                                   P54
Preceding Fiscal Year Debt Service Amt.                                                                                     P55
Preceding Fiscal Year DSCR                                                                                                  P56
Preceding Fiscal Year Physical Occupancy                                                                                    P57
Sec Preceding FY Financial As of Date                                                                                       P65
Second Preceding FY Revenue                                                                                                 P59
Second Preceding FY Expenses                                                                                                P60
Second Preceding FY NOI                                                                                                     P61
Second Preceding FY Debt Service                                                                                            P62
Second Preceding FY DSCR                                                                                                    P63
Sec Preceding FY Physical Occupancy                                                                                         P64
------------------------------------------  --------------------------------------------------------------------------  -----------

   "SETUP FILE" - SHOULD BE INCLUDED ON THE DISKETTE AS PART OF THE OFFERING
                                   DOCUMENT.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CSSA "PROPERTY" FILE
                              (DATA RECORD LAYOUT)

-----------------------------------------------------------------------------------------------------------------------------------
                 FIELD NAME                                   RELATIONSHIP TO CORRESPONDING CSSA 100.1 FIELD
-----------------------------------------------------------------------------------------------------------------------------------

Transaction Id                               Same as CSSA Loan File
Loan ID                                      Same as CSSA Loan File
Prospectus Loan ID                           Same as CSSA Loan File
Property ID
Distribution Date                            Same as CSSA Loan File
Cross-Collateralized Loan Grouping
Property Name                                If Multi-Prop, no rollup to CSSA Loan File.  Populate S55 with "Various."
Property Address                             If Multi-Prop, no rollup to CSSA Loan File.  Populate S56 with "Various."
Property City                                If Multi-Prop, and all same then populate S57 with City, otherwise, "Various".
                                               Missing info= "incomplete"
Property State                               If Multi-Prop, and all same then populate S58 with State, otherwise, "Various".
                                               Missing info= "incomplete"
Property Zip Code                            If Multi-Prop, and all same then populate S59 with Zip, otherwise, "Various".
                                               Missing info= "incomplete"
Property County                              If Multi-Prop, and all same then populate S60 with County, otherwise, "Various".
                                               Missing info= "incomplete"
Property Type Code                           If Multi-Prop and all same then populate S61 with property type otherwise "Various".
                                               Missing Info ="incomplete"
Year Built                                   If Multi-Prop, and all same then populate S64 with year otherwise, "000000".
Year Last Renovated                          If Multi-Prop, and all same then populate P80 with year otherwise, "000000".
Net Square Feet At Securitization            Roll-up to loan file if populated. If missing one or more than populate with "00000"
# Of Units/Beds/Rooms At Securitization      Roll-up to loan file if populated. If missing one or more than populate with "00000"
Property Status                              If multi-prop and all same than populate CSSA Loan file with property, status, otherwise various.
Allocated Percentage of Loan at
  Securitization                             No field needed in Cssa Loan file
Current Allocated Percentage                 No field needed in Cssa Loan file
Current Allocated Loan Amount                Roll-up to Current Ending SPB  (P7)
Ground Lease (Y/S/N)                         If any property is Y, or S then S74=Y
Other Escrow / Reserve Balances              If any property populated, then S77=Y
Most Recent Appraisal Date                   If Multi-Prop, and all same then populate P74 with date, otherwise, "000000".
Most Recent Appraisal Value                  Roll-up to CSSA Loan File if populated. If missing any appraisal value, than populate P75 with "000000)
Date Asset is Expected to Be Resolved        If Multi-Prop, latest date from affiliated properties for P79.
Foreclosure Date                             If Multi-Prop, and all same then populate P42 with date, otherwise, "000000".
------------------------------------------  --------------------------------------------------------------------------  -----------

   "SETUP FILE" - SHOULD BE INCLUDED ON THE DISKETTE AS PART OF THE OFFERING
                                   DOCUMENT.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CSSA "PROPERTY" FILE
                              (DATA RECORD LAYOUT)

-----------------------------------------------------------------------------------------------------------------------------------
                 FIELD NAME                                   RELATIONSHIP TO CORRESPONDING CSSA 100.1 FIELD
-----------------------------------------------------------------------------------------------------------------------------------
REO Date                                     If Multi-Prop, and all same then populate P43 with date, otherwise, "000000".
Occupancy %                                  [Weighted Average]  For P71=Sum((Curr. Allocated % Prop A) *(Occupancy Prop A)...
                                               (Curr. Allocated % Prop Z) * (Occupancy Prop Z)).  If missing one, then, "00000"
Occupancy Date                               If Multi-Prop, and all same then populate with date, otherwise, "various+K62".
Date Lease Rollover Review                   No Roll up to the CSSA loan format.
% Sq. Feet expiring 1-12 months              No Roll up to the CSSA loan format.
% Sq. Feet  expiring 13-24 months            No Roll up to the CSSA loan format.
% Sq. Feet expiring 25-36 months             No Roll up to the CSSA loan format.
% Sq. Feet  expiring 37-48 months            No Roll up to the CSSA loan format.
% Sq. Feet  expiring 49-60 months            No Roll up to the CSSA loan format.
Largest Tenant                               No Roll up to the CSSA loan format.
Square Feet of Largest Tenant                No Roll up to the CSSA loan format.
2nd Largest Tenant                           No Roll up to the CSSA loan format.
Square Feet of 2nd Largest Tenant            No Roll up to the CSSA loan format.
3rd Largest Tenant                           No Roll up to the CSSA loan format.
Square Feet of 3rd Largest Tenant            No Roll up to the CSSA loan format.
Fiscal Year End Month                        No Roll up to the CSSA loan format.
Securitization Financials As Of Date         If Multi-Prop, and all same then populate S72 with date, otherwise, "000000".
Revenue At Securitization                    Roll up to the CSSA Loan Format, if missing any properties populate S70 with "0000"
Operating Expenses At Securitization         Roll up to the CSSA Loan Format, if missing any properties populate S71 with "0000"
NOI At Securitization                        Roll up to the CSSA Loan Format, if missing any properties populate S85 with "0000"
DSCR At Securitization                       [Weighted Average]  S66=Sum((Allocated % at Sec. Prop A) *(DSCR Prop A)...
                                               ((Allocated % at Sec. Prop Z) * (DSCR  Prop Z).  If missing one, "00000"
Appraisal Value At Securitization            Roll up to the CSSA Loan Format, if missing any properties populate S70 with "0000"
Appraisal Date At Securitization             If Multi-Prop, and all same then populate S68 with date, otherwise, "000000".
Physical Occupancy At Securitization         Weighted Average
Date of Last Inspection
-----------------------------------------------------------------------------------------------------------------------------------

   "SETUP FILE" - SHOULD BE INCLUDED ON THE DISKETTE AS PART OF THE OFFERING
                                   DOCUMENT.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION
                              CSSA "PROPERTY" FILE
                              (DATA RECORD LAYOUT)


-----------------------------------------------------------------------------------------------------------------------------------
                 FIELD NAME                                   RELATIONSHIP TO CORRESPONDING CSSA 100.1 FIELD
-----------------------------------------------------------------------------------------------------------------------------------

Preceding FY Financial As of Date            If Multi-Prop, and all same then populate P58 with date, otherwise, "000000+K23K46".K1
Preceding Fiscal Year Revenue                No Roll up to the CSSA loan format.
Preceding Fiscal Year Expenses               No Roll up to the CSSA loan format.
Preceding Fiscal Year NOI                    No Roll up to the CSSA loan format.
Preceding Fiscal Year Debt Service Amt.      No Roll up to the CSSA loan format.
Preceding Fiscal Year DSCR                   No Roll up to the CSSA loan format.
Preceding Fiscal Year Physical Occupancy     No Roll up to the CSSA loan format.
Sec Preceding FY Financial As of Date        No Roll up to the CSSA loan format.
Second Preceding FY Revenue                  No Roll up to the CSSA loan format.
Second Preceding FY Expenses                 No Roll up to the CSSA loan format.
Second Preceding FY NOI                      No Roll up to the CSSA loan format.
Second Preceding FY Debt Service             No Roll up to the CSSA loan format.
Second Preceding FY DSCR                     No Roll up to the CSSA loan format.
Sec Preceding FY Physical Occupancy          No Roll up to the CSSA loan format.
-----------------------------------------------------------------------------------------------------------------------------------

                                     H-3-1